Notes payable	12 Months Ended
Dec. 31, 2025
Notes payable [abstract]
Notes payable
13.	Notes payable

As at December 31, 2025, the Company has total notes payable balance of $1,300,549 (December 31, 2024 - $619,029).

RH Capital Finance CO LLC (“RH Capital”)

The loans structured with RH Capital allows the two Australian-based subsidiaries of the Company, FSD Australia and Huge Biopharma, to access liquidity as part of the Australian tax rebate scheme structure to finance its research and developments activities in Australia.

Huge Biopharma Facility:

a.	During the year ended December 31, 2024, Huge Biopharma issued a note payable of $328,525 (AUD $500,000) to RH Capital, with an interest rate of 17% per annum and accrued interest of $38,067 (AUD $58,528) through its maturity in June 2025.

b.	During the year ended December 31, 2025, Huge Biopharma issued a second note payable of $466,506 (AUD $710,000) to RH Capital with an interest rate of 17% per annum and accrued interest of $27,667 (AUD $42,538) through its maturity in June 2025.

c.	During the year ended December 31, 2025, Huge Biopharma was awarded a tax rebate refund of $1,002,661 (AUD $1,564,069) by the Australian Government. The rebate was initially disbursed from the Australian Government to RH capital, which applied that amount against the outstanding debt owed by Huge Biopharma of AUD $1,311,067. The remaining balance of AUD $250,002 was subsequently transferred to Huge Biopharma. Consequently, as of December 31, 2025, all notes payable from Huge Biopharma to RH Capital were fully extinguished.

FSD Australia Facility:

a.	During the year ended December 31, 2025, FSD Australia issued a note payable to RH Capital for $635,496 (AUD $960,000) with an interest rate of 16% per annum and accrued interest of $42,942 (AUD $64,409) through its maturity on November 30, 2025.

b.	During the year ended December 31, 2025, FSD Australia was awarded a tax rebate refund of $888,486 (AUD $1,364,385) by the Australian Government. The rebate was initially disbursed from the Australian Government to RH Capital, which applied that amount against the outstanding debt owed by FSD Australia of AUD $1,024,409. The remaining balance of AUD $339,000 was subsequently transferred to FSD Australia. Consequently, as of December 31, 2025, the note payable from FSD Australia to RH capital was fully extinguished.

BitGo

On June 4, 2025, the Company obtained a $1,000,000 loan from its primary crypto assets custodian, BitGo Prime, LLC., secured by 14.87584 Bitcoin units pledged as collateral. As at December 31, 2025, the total Bitcoin units pledged were 18.32, valued at $1,601,865. The entire Bitcoin pledged collateral is subject to trading restrictions while securing the loan facility. However, the Company retains the contractual right to recall the collateral at its sole discretion, upon which the Bitcoin units would be immediately released from trading restrictions and available for corporate use. The loan carries an annual interest rate of 9%, payable monthly, and has an open-ended duration, allowing the Company to terminate the loan at its discretion. Under the terms of the agreement, the Company is required to maintain collateral with a fair value of at least 150% of the outstanding loan balance. An origination fee of $5,000 was incurred at initiation of the transaction.

Prismic

The remaining note payable balance of $300,549 was assumed on the acquisition of Prismic and is due on demand.